OLD MUTUAL ADVISOR FUNDS

                        Old Mutual Clay Finlay China Fund
                  Old Mutual Clay Finlay Emerging Markets Fund
                      Old Mutual International Equity Fund

                         Supplement Dated April 3, 2006
         to Statement of Additional Information Dated December 28, 2005


         This Supplement updates certain information contained in the currently effective Statement of Additional Information ("SAI") of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund (each, a "Fund" and collectively, the "Funds"), dated December 28, 2005. The Funds are series funds of Old Mutual Advisor Funds. You should retain your SAI and all supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

TAX-SHELTERED RETIREMENT PLANS

         The section of the SAI entitled "Purchases, Redemptions and Pricing of Shares - Tax-Sheltered Retirement Plans" is amended on page 57 by replacing sections (1) and (2) with the following:

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 of your earned income per year in any of the series funds of the Trust. You may also invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one series fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The annual contribution limit that applies to Traditional and Roth IRAs increases to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

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Traditional and Roth IRA Contribution Limits:

                Tax Years                   Max. Annual Contribution
                2005-2007                   $4,000
                2008                        $5,000
                2009-2010                   Indexed to Inflation

The law permits individuals age 50 and over to make catch-up contributions to IRAs as follows:

                Year                        Limit
                2006-2010                   $1,000

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

DIVIDENDS RECEIVED FROM A FOREIGN CORPORATION

         The section of the SAI entitled "Taxes - Fund Distributions" is amended on page 64 by replacing the first paragraph with the following:

Dividends received by a Fund from a foreign corporation will be qualified dividends if (i) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States (ii) the foreign corporation is incorporated in a possession of the United States; or
(iii) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company will not constitute qualified dividends.

SHAREHOLDER NOMINEES FOR TRUSTEES

         The section of the SAI entitled "Trustees and Officers of the Trust" is amended on page 33 by replacing the second paragraph with the following:

The Governance and Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. During the fiscal period from commencement of the Trust's operations (September 30, 2004) to July 31, 2005, the Governance and Nominating Committee held one meeting. The Governance and Nominating Committee

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shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as Trustees, provided: (i) that such person is a shareholder of one or more series funds of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Advisor Funds, 4643 South Ulster Drive, Suite 600, Denver, Colorado 80237,
Attention: Secretary of the Old Mutual Advisor Funds. Such request shall contain
(i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.




D-06-172 04/2006